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                                                                        EXHIBIT
23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the inclusion in this Amendment No. 1 to Registration Statement No. 333-33499 on Form S-4, dated October 1, 1997, of our reports dated January 22, 1996, on our audits of the financial statements and financial statement schedules of Riverwood International Corporation. We also consent to the reference to our firm under the caption "Experts."


                                                        COOPERS & LYBRAND L.L.P.


Atlanta, Georgia
October 1, 1997